EXHIBIT 32


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
                         FOR THE YEAR ENDED MAY 31, 2005
                            OF SCHOLASTIC CORPORATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Scholastic Corporation, a Delaware corporation (the "Company"), does hereby certify to the best of such officer's knowledge, that:

         1. The Company's Annual Report on Form 10-K for the year ended May 31, 2005 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   August 8, 2005                               /s/Richard Robinson
                                                      -------------------
                                                      Richard Robinson
                                                      Chief Executive Officer



Dated:   August 8, 2005                               /s/ Mary A. Winston
                                                      -------------------
                                                      Mary A. Winston
                                                      Chief Financial Officer


         The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-K or as a separate disclosure document of the Company or the certifying officers.